UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: May 15, 2019
                  -------------------------------------------
                        (Date of earliest event reported)

                           UNITED CANNABIS CORPORATION
                  -------------------------------------------
                   (Exact name of registrant as specified in
                                    charter)

                                    Colorado
                ------------------------------------------------
                  (State or other Jurisdiction of Incorporation
                                or Organization)

                              301 Commercial Rd., Unit D
      000-54582                    Golden, CO 80401               46-5221947
-----------------------   -----------------------------------  -----------------
   (Commission File        (Address of Principal Executive       (IRS Employer
       Number)                         Offices                  Identification
                                    and Zip Code)                   Number)


                                 (303) 386-7321
                  -------------------------------------------
                   (Registrant's telephone number, including
                                   area code)


                                       N/A
              ----------------------------------------------------
                (Former Name or Former Address, if Changed Since
                                  Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Securities registered pursuant to Section 12(b) of the Act:

--------------------------------------------------------------------------------
     Title of each        Trading             Name of each exchange on which
     class                Symbol(s)                     registered
--------------------------------------------------------------------------------

         None                  N/A                         N/A
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

Item 5.07.  Submission of Matters to a Vote of Securities Holders.

     A special meeting of the Company's shareholders was held on May 15, 2019. At the meeting the following proposal was approved:

          Amending the Company's Articles of Incorporation to increase the authorized capitalization of the Company to 200,000,000 shares of common stock.

     The following is a tabulation of votes cast with respect to this proposal:

                                Votes
                 -------------------------------------           Broker
                    For           Against       Abstain        Non-Votes

                67,532,382         None          None            None




















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

                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 23, 2019
                                     UNITED CANNABIS CORPORATION


                                     By: /s/ Chad Ruby
                                         -----------------------------
                                            Chad Ruby
                                            Chief Operator Officer